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                                                                   Exhibit (10e)

                             SECOND AMENDMENT TO THE
                   RUSSELL CORPORATION FLEXIBLE DEFERRAL PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002)

         THIS AMENDMENT to the Russell Corporation Flexible Deferral Plan (the "Plan") is made on this 30th day of December 2004.

                              W I T N E S S E T H:

                  The undersigned, being all of the members of the Administrative Committee of the Russell Corporation Flexible Deferral Plan and of the Russell Corporation Retirement Savings Plan (the "Administrative Committee") hereby consent to the following actions being taken and the following resolutions being adopted and hereby direct that this written consent be filed with the official minutes of the Administrative Committee.

         WHEREAS, Russell Corporation maintains the Plan for the benefit of its designated key management employees; and

         WHEREAS, as permitted under Section 1.23 of the Plan, the Administrative Committee for the Plan (the "Administrative Committee") has determined that individuals employed in the American Athletics Inc. Division and the Huffy Sports Division ("AAI and Huffy Employees") will first become eligible to participate in the Plan as of January 1, 2005; and

         WHEREAS, Section 9.1 of the Plan provides that the Administrative Committee has the authority to amend the Plan at any time; and

         WHEREAS, the Administrative Committee desires to amend the Plan to provide that AAI and Huffy Employees will not be eligible to receive matching contributions under the Plan;

         NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 2005:

         1. A new sentence is added to the end of Section 1.23 of the Plan to read as follows:

                  Notwithstanding anything herein to the contrary, individuals employed in the American Athletics Inc. Division and the Huffy Sports Division shall not be treated as Eligible Employees for purposes of
         Section 2.1(b) (Matching Contributions).

         2. Except as specified herein, the Plan shall remain in full force and effect.


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         IN WITNESS WHEREOF, the Administrative Committee has caused its duly authorized member to execute this Amendment on the date first written above.


                                      ADMINISTRATIVE COMMITTEE


                                      By: /s/ Floyd G. Hoffman
                                         ---------------------------------------

                                      Title: Senior Vice President
                                             -----------------------------------


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